EXHIBIT 23(A)
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3, Registration Nos. 333-63563 and 333-65039, and on Form S-8, Registration Nos. 333-61809 and 333-61811 of Insilco Holding Co. of our report dated March 18, 2002 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
April 1, 2002